Exhibit 99.1

NEWS RELEASE

Warner Chilcott Announces Settlement of Securities Litigation

ST. DAVID’S, BERMUDA, APRIL 29, 2008 — Warner Chilcott Limited (NASDAQ: WCRX) today announced that it has reached an agreement in principle to settle a securities class action lawsuit pending in the United States District Court for the Southern District of New York. The suit asserted claims under the Securities Act of 1933 on behalf of a class consisting of all those who were allegedly damaged as a result of acquiring the Company’s common stock in connection with its initial public offering in September 2006.

The terms of the settlement, which are subject to negotiation of definitive documentation and must be approved by the court, include a cash payment of $16.5 million, expected to be made in the second or third quarter of 2008. The majority of the settlement will be funded by insurance proceeds and it will not have a material financial impact on the Company.

The settlement will resolve all claims asserted against Warner Chilcott and the other defendants in this case. The settlement will not contain any admission of wrongdoing by the Company or any of the other defendants. Although Warner Chilcott believes this suit is without merit, the Company is pleased to put the uncertainty of the class action litigation behind it and believes that the decision to settle is in the best interest of its shareholders.

The Company

Warner Chilcott is a leading specialty pharmaceutical company currently focused on the women’s healthcare and dermatology segments of the U.S. pharmaceuticals market. The Company is a fully integrated company with internal resources dedicated to the development, manufacturing and promotion of its products. WCRX-G

Forward Looking Statements

This press release contains forward-looking statements, including statements concerning our operations, our economic performance and financial condition, and our business plans and growth strategy and product development efforts. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties.

The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements: our substantial indebtedness; competitive factors in the industry in which we operate (including the approval and introduction of generic or branded products that compete with our products); our ability to protect our intellectual property; a delay in qualifying our manufacturing facility to produce our products or production or regulatory problems with either third party manufacturers upon whom we may rely for some of our products or our own manufacturing facility; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems, the continued consolidation of the distribution network through which we sell our products, including wholesale drug distributors and the growth of large retail drug store chains; the loss of key senior management or scientific staff; adverse outcomes in our outstanding litigation or an increase in the number of litigation matters to which we are subject; government regulation affecting the development, manufacture, marketing and sale of pharmaceutical products, including our ability and the ability of companies with whom we do business to obtain necessary regulatory approvals; our ability to manage the growth of our business by successfully identifying, developing, acquiring or licensing new products at favorable prices and marketing such new products; our ability to obtain regulatory approval and customer acceptance of new products, and continued customer acceptance of our existing products; changes in tax laws or interpretations that could increase our consolidated tax liabilities; the other risks identified in our Annual Report on Form 10-K for the year ended December 31, 2007; and other risks detailed from time-to-time in our public filings, financial statements and other investor communications.

We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.

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